UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                 1934



         Date of Report (date of earliest event reported):
                          May 20, 1997


                 COMMISSION FILE NUMBER:  0-8536


                    THE NEW PARAHO CORPORATION
         Exact name of Registrant as specified in its charter


   Colorado                                     84-1034362
   (State or other jurisdiction of              (I.R.S. Employer
   incorporation or organization)               Identification No.)

   5387 Manhattan Circle, #104, Boulder, CO     80303-4219
   (Address of principal executive offices      (Zip code)

   Registrant's telephone number, including area code:(303)543-8900

   Former name, former address and former fiscal year, if changed since last report: N/A















       ITEM 4:  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

On May 20, 1997 the board of directors of The New Paraho
Corporation (the "Registrant") approved the engagement of Hein +
Associates LLP, of Denver, Colorado, to audit and report on the Registrant's financial statements for the year ended June 30, 1997.

On such date, the board of directors also approved the dismissal of Ernst & Young LLP, of Denver, Colorado as the Company's previous auditors.

The report of Ernst & Young LLP on the Company's financial statements as of June 30, 1996, and for the year then ended contained an explanatory paragraph as to the ability of the Registrant to continue as a going concern.

During the Registrant's two most recent fiscal years and subsequent interim periods preceding the dismissal of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant has provided the former accountant, Ernst & Young LLP, with a copy of the foregoing disclosures. A letter, addressed to the Commission, by the former accountants stating that it agrees with the above statements made by the Registrant is attached hereto as an exhibit.

During the two most recent fiscal years and the subsequent interim period preceding Ernst & Young LLP's dismissal, the Registrant was not advised by Ernst & Young LLP that internal controls necessary for the Registrant to develop reliable financial statements do not exist nor that information has come to its attention that led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management. The Registrant has not been advised by Ernst & Young LLP of the need to expand significantly the scope of the Registrant's audit, nor has the Registrant been advised that during the two most recent fiscal years and the subsequent interim periods preceding its dismissal, information has come to the attention of Ernst & Young LLP that if investigated may
(i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (June 30, 1996), or (ii) cause Ernst & Young LLP to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

The Registrant has not been advised by Ernst & Young LLP that information has come to its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to June 30, 1996.

No consultations occurred between the Registrant and Hein + Associates LLP during the two most recent fiscal years and any subsequent interim periods prior to Hein + Associates LLP's appointment, regarding the application of accounting principles, the type of audit opinion, or other information considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue.